SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):              December 10, 2002


                              THE DRESS BARN, INC.
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other Jurisdiction of Incorporation)


0-11736                                                        06-0812960
Commission File                                             (I.R.S. Employer
Number)                                                    Identification No.)


30 Dunnigan Drive, Suffern, New York                             10901
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:         (845) 369-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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



The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the filings of The Dress Barn Inc. under the Securities Act of 1933.


ITEM 9. REGULATION FD DISCLOSURE


     On December 10, 2002, each of David R. Jaffe, President and Chief Executive Officer, and Armand Correia, Chief Financial Officer, of The Dress Barn Inc., furnished to the Securities and Exchange Commission a certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of the certifications is included in this Current Report on Form 8-K as Exhibits 99.1 and 99.2.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit
Number   Description
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99.1     Certification of David R. Jaffe pursuant to 18 U.S.C.
         Section 1350, as adopted pursuant to Section 906 of the
         Sarbanes-Oxley Act of 2002
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99.2     Certification of Armand Correia pursuant to 18 U.S.C.
         Section 1350, as adopted pursuant to Section 906 of the
         Sarbanes-Oxley Act of 2002
--------------------------------------------------------------------------------


SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                             THE DRESS BARN INC.
                                (Registrant)


                             BY: /s/ ARMAND CORREIA
                             Armand Correia
                             Senior Vice President
                             (Principal Financial
                             and Accounting Officer)